UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2012

Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 IMATION WAY OAKDALE, MINNESOTA	55128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March  12, 2012, the Board of Directors of Imation Corp. (the “Company”) elected David B. Stevens as a Class I member of the Board of Directors, effective as of March 12, 2012, with a term expiring at the annual meeting of shareholders to be held in 2012. Mr. Stevens will serve on the Compensation Committee and the Nominating and Governance Committee of the Board of Directors.

Mr. Stevens has been the Chief Technology Officer of Brocade Communications Systems, Inc. (a provider of networking solutions for data centers, enterprises and service providers) since September 2008.  In 2011, he also assumed responsibility for Corporate Development activities, becoming Vice President, Corporate Development.  From October 2005 to June 2008, Mr. Stevens was co-founder and Chief Executive Officer of Palo Alto Networks, Inc. (a privately held company that develops next-generation firewall products).  Mr. Stevens previously served as the Vice President and CTO of Brocade Communications Systems, Inc. having joined the company through the acquisition of Rhapsody Networks, where he served as the founding Chief Executive Officer and Vice President of Business Development.  Prior to that, Stevens served in senior management positions at Atmosphere Networks, Nortel, Bay Networks, and SynOptics Communications.  Mr. Stevens brings to our Board over 20 years of technology experience in the enterprise networking, security, computer, and data storage industries.

Mr. Stevens will be compensated for his service on the Board of Directors pursuant to the Company’s Director Compensation Program, as amended, a copy of which is filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2011 and incorporated herein by reference. Other than as described herein, there are no arrangements or understandings between Mr. Stevens and any other persons pursuant to which Mr. Stevens was selected as Directors of the Company. Mr. Stevens has no direct or indirect material interest in any currently proposed transaction to which the Company is to be a participant in which the amount involved exceeds $120,000, nor has Mr. Stevens had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

A press release, dated March 13, 2012, announcing Mr. Stevens’ election as a Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

     99.1 Press release dated March 13, 2012 announcing Mr. Stevens’ election to the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp.
(REGISTRANT)

Date:	March 13, 2012	By:	/s/ Paul R. Zeller
Paul R. Zeller
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 13, 2012 announcing Mr. Stevens’ election to the Board of Directors